EXHIBIT No. 16 – Powers of Attorney

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Tyler J. Mills, Brett D. Rogers, Edward L. Paz, Jason T. Meix, Patrick W. D. Turley and Stephen T. Cohen his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in all of his capacities as a Trustee of Brown Advisory Funds, a Delaware statutory trust, to sign on his behalf the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933 relating to the reorganization of the Winslow Green Growth Fund into the Brown Advisory Winslow Sustainability Fund, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue thereof.

Signature	Title	Date

/s/ Joseph R. Hardiman
Joseph R. Hardiman	Trustee	May 2, 2012

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Tyler J. Mills, Brett D. Rogers, Edward L. Paz, Jason T. Meix, Patrick W. D. Turley and Stephen T. Cohen his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in all of his capacities as a Trustee of Brown Advisory Funds, a Delaware statutory trust, to sign on his behalf the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933 relating to the reorganization of the Winslow Green Growth Fund into the Brown Advisory Winslow Sustainability Fund, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue thereof.

Signature	Title	Date

/s/ Michael D. Hankin
Michael D. Hankin	Trustee	May 2, 2012

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Tyler J. Mills, Brett D. Rogers, Edward L. Paz, Jason T. Meix, Patrick W. D. Turley and Stephen T. Cohen his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in all of his capacities as a Trustee of Brown Advisory Funds, a Delaware statutory trust, to sign on his behalf the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933 relating to the reorganization of the Winslow Green Growth Fund into the Brown Advisory Winslow Sustainability Fund, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue thereof.

Signature	Title	Date

/s/ Henry H. Hopkins
Henry H. Hopkins	Trustee	May 2, 2012

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Tyler J. Mills, Brett D. Rogers, Edward L. Paz, Jason T. Meix, Patrick W. D. Turley and Stephen T. Cohen her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place, and stead, in all of her capacities as a Trustee of Brown Advisory Funds, a Delaware statutory trust, to sign on her behalf the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933 relating to the reorganization of the Winslow Green Growth Fund into the Brown Advisory Winslow Sustainability Fund, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940, as fully as to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue thereof.

Signature	Title	Date

/s/ Kyle P. Legg
Kyle P. Legg	Trustee	May 2, 2012

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Tyler J. Mills, Brett D. Rogers, Edward L. Paz, Jason T. Meix, Patrick W. D. Turley and Stephen T. Cohen his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in all of his capacities as a Trustee of Brown Advisory Funds, a Delaware statutory trust, to sign on his behalf the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933 relating to the reorganization of the Winslow Green Growth Fund into the Brown Advisory Winslow Sustainability Fund, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue thereof.

Signature	Title	Date

/s/ Thomas F. O’Neil III
Thomas F. O’Neil III	Trustee	May 2, 2012

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Tyler J. Mills, Brett D. Rogers, Edward L. Paz, Jason T. Meix, Patrick W. D. Turley and Stephen T. Cohen his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in all of his capacities as a Trustee of Brown Advisory Funds, a Delaware statutory trust, to sign on his behalf the Registration Statement on Form N-14, and any amendments thereto, under the Securities Act of 1933 relating to the reorganization of the Winslow Green Growth Fund into the Brown Advisory Winslow Sustainability Fund, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any such amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, and each of them, may lawfully do or cause to be done by virtue thereof.

Signature	Title	Date

/s/ Neal F. Triplett
Neal F. Triplett	Trustee	May 2, 2012